Ambac                                 Ambac Assurance Corporation
                                      c/o CT Corporation Systems
                                      44 East Mifflin Street, Madison,
                                        Wisconsin 53703
                                      Administrative Office
Certificate Guaranty Insurance Policy One State Street Plaza,
                                        New York, New York  10004
                                      Telephone (212) 668-0340

Insured Obligations:                  Policy Number:
GMACM Home Loan Trust 2000-CL1              AB0396BE
GMACM Home-Backed Term Notes,
Series 2000-CL1

                                      Premium:
                                      As specified in the endorsement
                                      attached hereto

Ambac Assurance Corporation (Ambac) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.


Ambac will make such  payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.


In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and therefore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.


This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.


To the fullest extent permitted by applicable law. Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.


Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.


In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.





/s/ Phillip B. Lassiter                      /s/ Anne G. Gill
President                                    Secretary



Effective Date: September 28, 2000          /s/ Thomas J. Adams
                                             Authorized Representative





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                                EXECUTED VERSION





                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT



Attached to and forming                           Effective Date of Endorsement:
part of Policy No. AB0396BE                                September 28, 2000
issued to:

Wells Fargo Bank of Minnesota, N.A., as
Indenture Trustee on behalf of GMACM Home Loan Trust 2000-CL1, and for the benefit of the Holders of the GMACM Home Loan-Backed Term Notes, Series 2000-CLI, Class A

        For all purposes of this Policy, the following terms shall have the following meanings:

        "Agreement" shall mean the Indenture (including Appendix A thereto).

        "Due for Payment" shall mean, with respect to any Insured Amounts, such amount that is due and payable under the Indenture on the related Payment Date.

        "Final Payment Date" shall mean the Payment Date in June 2026.

        "First Payment Date" shall mean October 25, 2000.

        "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Class A Notes.

        "Indenture" shall mean the Indenture, dated as of September 28, 2000, between GMACM Home Loan Trust 2000-CL1, as Issuer, and Wells Fargo Bank of Minnesota, N.A., as Indenture Trustee, as such Indenture may be amended, modified or supplemented from time to time as set forth in the Indenture.

        "Indenture Trustee" shall mean Wells Fargo Bank of Minnesota, N.A., or its successor-in-interest, in its capacity as indenture trustee under the Indenture, or if any successor indenture trustee or any co-indenture trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor indenture trustee or such co-indenture trustee, as the case may be, subject to the provisions thereof.

        "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time) dated as of September 28, 2000, by and among the Insurer, GMAC Mortgage Corporation, as Seller and Servicer, Walnut Grove Home Equity Loan Trust 2000-A, as Seller, the Depositor, the Issuer and Wells Fargo Bank of Minnesota, N.A., as Indenture Trustee.

        "Insurance Draw Amount" (1) shall mean, with respect to any Payment Date (other than the Final Payment Date), the sum of (x) the amount by which accrued interest on the Class A Notes at the respective Note Rates on such Payment Date (exclusive of any Relief Act Shortfalls) exceeds the amount on deposit in the Note Payment Account available for interest distributions on such Payment Date and (y) any Liquidation Loss Amounts allocated to the Class A Notes for such Payment Date, i.e., any Liquidation Loss Amounts incurred on the Home Loans during the related Collection Period, to the extent not currently covered by a payment of Excess Spread or a reduction in the Overcollateralization Amount or a reduction in the Note Balances of the Class M Notes or the Class B Notes and (2) shall mean, with respect to the Final Payment Date, the sum of (a) the amount by which the aggregate amount of accrued interest on the Class A Notes at the respective Note Rates on the Final Payment Date (exclusive of any Relief Act Shortfalls) exceeds the amount on deposit in the Note Payment Account available for interest distributions on the Final Payment Date, and (b) the aggregate outstanding Note Balance of the Class A Notes to the extent not otherwise paid on such date. Any Relief Act Shortfalls shall not be included in an Insurance Draw Amount.

        "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

        "Insured Amounts" shall mean, with respect to any Payment Date, the Insurance Draw Amount for such Payment Date and shall mean, with respect to the Final Payment Date, the Insurance Draw Amount for the Final Payment Date.

        "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Indenture Trustee in respect of Insured Amounts for such Payment Date.

        "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

        "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable rate of interest on any of the Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Payment Date.

        "Nonpayment" shall mean, with respect to any Payment Date or with respect to the Final Payment Date, an Insured Amount which is Due for Payment but has not and will not be paid in respect of such Payment Date or Final Payment Date pursuant to the Indenture.

        "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

        "Payment Date" shall mean the 25th day of each month (or if such 25th day is not a Business Day, the first Business Day immediately following) beginning with the First Payment Date.

        "Premium" shall have the meaning assigned to that term in the Insurance Agreement.

        "Reimbursement  Amount" shall mean,  as to any Payment Date,  the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 3.05(a) of the Indenture, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 3.05(a) of the Indenture plus (ii) interest on such amounts at the Late Payment Rate.

        "Trustee" shall mean the Indenture Trustee.

        Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture (including Appendix A thereto).

        The Insurer hereby agrees that if, as of any Payment Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Indenture.

        As provided by the Policy, the Insurer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Insured Amount is due or the Business Day following receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

        The terms and provisions of the Indenture constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

        A Premium will be payable on this Policy on each Payment Date as provided in Section 3.05(a) of the Indenture, beginning with the First Payment Date, in the amount specified in Section 3.02(c) of the Insurance Agreement.

        The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. The Policy is further hereby amended, to the extent necessary, to clarify that the reference to "loss of any prepayment or any other acceleration payment" in the fourth paragraph of the face of the Policy does not refer to that portion of any shortfall, if any, in interest on any Home Loan in any month in which such Home Loan is paid prior to its stated maturity.

        Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

        This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

        IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.

First Vice President                                      Assistant Secretary
/s/ Thomas J. Adams                                       /s/ Jean Kim

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB0396BE

                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                                   Date:  [      ]

AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, New York 10004
Attention: General Counsel

        Reference is made to Certificate Guaranty Insurance Policy No. AB0396BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture (including Appendix A thereto), as the case may be, unless the context otherwise requires.

        The Indenture Trustee hereby certifies as follows:

1. The Indenture Trustee is the Indenture Trustee under the Indenture for the Noteholders.

2.   The relevant Payment Date or Final Payment Date is [date].

3. Payment on the Class A Notes in respect of the Payment Date is due to be received on __________________ under the Indenture, in an amount equal to $________________.

[3. The amount to be paid to the Holders of the Class A Notes on the Final Payment Date is $_______________________.]

4. There is an Insurance Draw Amount of $______________ in respect of the Class A Notes, which amount is an Insured Amount pursuant to the terms of the Policy.

5.   The sum of $____________ is the Insured Amount that is Due For Payment.

6. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the Payment Date or Final Payment Date, as the case may be.

7. The Indenture Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

     _________________________________________   Indenture   Trustee's   account
     number.

8. The Indenture Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A Notes when due;
     (b) not apply such funds for any other purpose; (c) deposit such funds to the Note Payment Account and not commingle such funds with other funds held by the Indenture Trustee and (d) maintain an accurate record of such payments with respect to the Class A Notes and the corresponding claim on the Policy and proceeds thereof.




                                            By:      Indenture Trustee

                                            Title:__________________________
                                                     (Officer)




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